Exhibit 10.51
***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2
LICENSE AGREEMENT
     This License Agreement (this “Agreement”), effective as of October 30, 2000 (the “Effective Date”), is between DYAX Corp., a Delaware corporation, having a principal place of business at One Kendall Square, Bldg. 600, Suite 623, Cambridge, Massachusetts 02139 USA (“Licensor”); and Micromet AG (“Licensee”), a corporation having a principal place of business at Am Klopfrespitz 19, D-82152 Martinsried, Germany.
Recitals
     A. Licensor has the right to grant licenses to and under certain technology described and claimed in U.S. Patent No. [***] entitled “[***]”, U.S. Patent No. [***] entitled “[***]”, U.S. Patent No. [***] entitled “[***]”, U.S. Patent No. [***] entitled “[***]”, and associated patent rights.
     B. Licensee desires to obtain a license from Licensor to practice the inventions described in the patents referenced above and Licensor is willing to grant such a license on the terms and subject to the conditions provided herein.
     Now, Therefore, in consideration of the mutual covenants set forth in this Agreement, the parties hereby agree as follows:
ARTICLE 1
DEFINITIONS
     For purposes of this Agreement, the terms defined in this Article shall have the meanings specified below:
     1.1 “Affiliate” shall mean a corporation or other legal entity that controls, is controlled by, or is under common control with such party. For purposes of this definition, “control” means the ownership, directly or indirectly, of more than fifty percent (50%) of the outstanding equity securities of a corporation which are entitled to vote in the election of directors or a more than fifty percent (50%) interest in the net assets or profits of an entity which is not a corporation.
     1.2 “Field of Use” shall mean human therapeutics and prophylactic purposes only and the use of in vitro antibody diagnostics in connection with such human therapeutic and prophylactic uses; provided that such in vitro antibody diagnostics shall be limited to those that detect or diagnose a disease or condition indicated for a Licensed Product and are reasonably

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required for Licensee’s commercialization of such Licensed Product. The Field of Use shall not include any other in vitro diagnostic use; nor shall it include any in vivo diagnostics, purification or separations, agricultural, industrial enzymes, or other purposes.
     1.3 “First Commercial Sale” shall mean the initial transfer by Licensee or any of its sublicensees, distributors, or marketing or co-promotion partners of the Licensed Product for value and not for demonstration, testing or promotional purposes.
     1.4 “Licensed Product” shall mean a product containing either the antibody MT201 or MT202, of any Ig isotype, that binds to EpCAM, and that is discovered, made or developed using a method covered by a claim of the Patent Rights.
     1.5 “Licensee” shall mean Micromet AG identified as a party above and any Affiliate.
     1.6 “Licensor” shall mean Dyax Corp. identified as a party above and any Affiliate.
     1.7 “Patent Rights” shall mean United States Patent Nos. [***] (collectively, the “U.S. Patents”), reissues, reexaminations, renewals and extensions thereof, and all continuations, continuations-in-part and divisionals of the applications for such U.S. patents and all counterparts thereto in countries outside the United States, all of which patents and patent applications as of the Effective Date are listed in Attachment A. Patent Rights shall exclude (i) [***] to the extent that it covers single chain antibodies, or (ii) any claim to specific protein or peptide sequences, or nucleic acids thereof, that bind to a specific biological or molecular target.
     The above definitions are intended to encompass the defined terms in both the singular and plural forms.
ARTICLE 2
GRANT OF RIGHTS
     2.1 License Grant. Subject to the terms and conditions set forth herein, Licensor hereby grants to Licensee a world-wide, nonexclusive license (without the right to grant sublicenses) under Patent Rights to research and develop, make, have made, use, import, sell and have sold Licensed Product in the Field of Use. Although Licensee may not sublicense the right to research and develop Licensed Products in the Field of Use, subject to the payment provisions of Article 3, Licensee may sublicense the right to make, have made, sell or have sold the Licensed Products in the Field of Use.
     2.2 Limitation of Rights. Licensee acknowledges that its rights under Patent Rights are limited to those expressly granted herein and that Licensee are expressly prohibited from selling, transferring or otherwise making available the Licensed Product to third parties outside the Field of Use.

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     2.3 Covenant Not to Sue. In partial consideration for the license grant hereunder, Licensee agrees not to enforce against Licensor any patent right owned or controlled by Licensee that arose out of the use of the license granted under this Agreement that Licensor may infringe in practicing the inventions claimed in Patent Rights. Nothing in this Section 2.3 is intended to grant Licensor any proprietary rights or rights to nonsuit with respect to the Licensed Product. The parties agree that the covenant not to sue in this Section 2.3 is a right that transfers with any sale or disposition by Licensee of the applicable patent right.
ARTICLE 3
PAYMENT OBLIGATIONS
     3.1 Signing Fee and Milestones. Licensee agrees to make the following payments to Licensor in connection with the license rights granted under this Agreement and upon satisfaction of all of the payment obligations, Licensee shall have a fully paid up irrevocable non-exclusive license under the Patent Rights with respect to the Licensed Product.
          (a) Signing Fee. Licensee agrees to pay Licensor, within ten (10) days of the Effective Date, a non-refundable signing fee in the amount of $[***].
          (b) IND Milestone. Licensee agrees to pay Licensor the amount of $[***] on the earlier of April 30, 2001 or within thirty (30) days of filing of the first application for an Investigational New Drug (“IND”) in the United States or foreign equivalent thereof for the Licensed Product.
          (c) Phase III Milestone. Licensee agrees to pay Licensor the amount of $[***] within [***] ([***]) days of the start of the first [***] clinical trial (as defined in Section 3.3) for the Licensed Product.
          (d) NDA Milestone. Licensee agrees to pay Licensor the amount of $[***] within [***] ([***]) days of the first New Drug Application (“NDA”) in the United States or foreign equivalent thereof for the Licensed Product.
          (e) First Commercial Sale. Licensee agrees to pay Licensor the amount of $[***] within [***] ([***]) days of the First Commercial Sale of the Licensed Product.
          (f) First Anniversary. Within [***] ([***]) days of the [***] of the First Commercial Sale, Licensee agrees to pay Licensor the amount of $[***].
     If at the time payment is due under d., e. and f. above, any EPO patent in the Patent Rights has not survived any past or on-going opposition challenge, the payments shall be reduced by [***]%, to $[***], [***] and [***], respectively.
     3.2 Reports and Payments.

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          (a) Commercial Reports. Prior to the First Commercial Sale of a Licensed Product, Licensee agrees, upon request from Licensor, to provide annual summary reports on the status of its research and development activities covered by the license granted herein. Licensor shall maintain in confidence all reports provided to Licensor hereunder.
          (b) Terms of Payment. The method of payment shall be by check or wire transfer as directed from time to time by Licensor. All payments due under this Agreement shall be payable in United States dollars. Any payments that are not made by Licensee on or before the due date shall bear interest, to the extent permitted by law, at [***] percentage points above the base prime rate of interest most recently reported by The Wall Street Journal, calculated based on the number of days that payment is delinquent.
     3.3 Specific Definition. For purposes of this Article 3, “[***] clinical trial” shall mean a human clinical trial in any country the results of which [***]; and (b) a trial shall be “started” upon the enrollment of the first patient for such trial. If the nature of a trial [***] is not determined to be pivotal until after completion of the trial, then any milestone payment that would have been due upon start of a [***] trial shall be due upon submission of the trial in support of the filing of an application for marketing approval in the United States or Europe.
ARTICLE 4
REPRESENTATIONS AND WARRANTIES
     4.1 Authorization and Rights. Each party represents and warrants to the other that it has the legal right and power to enter into this Agreement and to fully perform its obligations hereunder, and that the performance of such obligations will not conflict with its charter documents or any agreements, contracts, or other arrangements to which it is a party. Licensor represents and warrants that, as of the Effective Date, it has the full legal right and power to grant the rights and licenses to Licensee as set forth in this Agreement.
     4.2 Disclaimer of Warranties. Nothing in this Agreement shall be construed as:
          (a) a warranty or representation by Licensor as to the validity or scope of any patent included within the Patent Rights;
          (b) a warranty or representation that the exploitation of the Patent Rights or the manufacture, use or sale of a Licensed Product is or will be free from infringement of patents of third parties;
          (c) an obligation of either party to bring or prosecute actions or suits against third parties for infringement;
          (d) an obligation of Licensor to maintain any patent or to continue to prosecute any patent application included within the Patent Rights in any country;

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          (e) an obligation of either party to furnish any confidential information or know-how;
          (f) creating any agency, partnership, joint venture or similar relationship between Licensor and Licensee; or
          (g) conferring by implication, estoppel or otherwise any license, immunity or right under any patent of Licensor other than those specified in Patent Rights.
     Except as set forth in Sections 4.1, DYAX DISCLAIMS ANY AND ALL WARRANTIES OF ANY KIND WITH REGARD TO THE PATENT RIGHTS, WHETHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, ANY WARRANTIES ARISING FROM COURSE OF DEALING OR USAGE OF TRADE OR THE WARRANTY OF NONINFRINGEMENT.
ARTICLE 5
INDEMNIFICATION
     5.1 Indemnification. Licensee shall indemnify, defend, and hold harmless Licensor and its directors, officers, employees, and agents and their respective successors, heirs and assigns (the “Indemnities”) against any liability, damage, loss, or expense (including reasonable attorneys fees and expenses of litigation) incurred by or imposed upon the Indemnitees or any one of them in connection with any claims, suits, actions, demands, or judgments concerning the Licensed Product that is made, used, sold or provided pursuant to any right or license granted under this Agreement.
ARTICLE 6
TERM AND TERMINATION
     6.1 Term. This license granted hereunder shall commence on the Effective Date and shall remain in effect until the expiration of the last to expire of the applicable Patent Right, unless this Agreement is earlier terminated as provided in this Article.
     6.2 Termination by Licensee. Prior to April 30, 2001, Licensee may terminate this agreement upon immediate written notice to Licensor. At any time after April 30, 2001, Licensee may terminate this Agreement upon [***] prior written notice to Licensor.
     6.3 Termination by Licensor. In the event that Licensee fails to make timely payment of any amounts due to Licensor under this Agreement, Licensor may terminate this Agreement upon thirty (30) days written notice to Licensee, unless Licensee pays all past-due amounts prior to the expiration of such thirty (30)-day notice period.

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     6.4 Other Material Breach. In the event that either party commits a material breach of any of its obligations under this Agreement, other than that stated in Section 6.3, and such party fails to remedy that breach within ninety (90) days after receiving written notice thereof from the other party, that other party may immediately terminate this Agreement upon written notice to the breaching party.
     6.5 Effect of Termination. Upon the termination of this Agreement, Licensee’s rights under the Patent Rights shall terminate immediately. The following provisions shall survive the termination of this Agreement: Articles 1, 5 and 7 and Section 2.3; as well as any of Licensee’s obligations to make payments and reports pursuant to Article 4 that remain unsatisfied at the time of termination with respect to the Licensed Product.
ARTICLE 7
MISCELLANEOUS
     7.1 Notices. All notices, requests, demands and other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be deemed to have been duly given upon the date of receipt if delivered by hand, recognized international overnight courier, confirmed facsimile transmission, or registered or certified mail, return receipt requested, postage prepaid to the following addresses or facsimile numbers:

If to Licensor:	If to Licensee:
Dyax Corp.	To the address or facsimile
One Kendall Square, Bldg. 600, Suite 623	set forth below
Cambridge, MA 02139 USA	the signature to this
Attention: Chief Executive Officer	Agreement
Facsimile: (617) 225-2501
     Either party may change its designated address and facsimile number by notice to the other party in the manner provided in this Section.
     7.2 Governing Law & Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts. The parties hereby irrevocably consent and submit to the exclusive jurisdiction of any Commonwealth of Massachusetts or Federal court sitting in Boston in any action or proceeding of any type whatsoever arising out of or relating to this Agreement.
     7.3 Specific Performance. The parties agree that irreparable damage will occur in the event that the provisions of Article 2 are not specifically enforced. In the event of a breach or threatened breach of any such provisions, Licensee agrees that Licensor shall, in addition to all other remedies, be entitled to temporary or permanent injunction, without showing any actual damage or that monetary damages would not provide an adequate remedy and without the necessity of posting any bond, and/or a decree for specific performance, in accordance with the provisions hereof.
     7.4 Assignment. This Agreement may not be assigned by either party without the prior written consent of the other party, except that either party may assign this Agreement to

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any of its Affiliates or to a successor in connection with the merger, consolidation, or sale of all or substantially all of its assets or that portion of its business pertaining to the subject matter of this Agreement, with prompt written notice to the other party of any such assignment. This Agreement shall inure to the benefit of and be binding upon the parties and their respective lawful successors and assigns.
     7.5 Compliance With Law. Nothing in this Agreement shall be construed so as to require the commission of any act contrary to law, and wherever there is any conflict between any provision of this Agreement and any statute, law, ordinance or treaty, the latter shall prevail, but in such event the affected provisions of the Agreement shall be conformed and limited only to the extent necessary to bring it within the applicable legal requirements.
     7.6 Amendment and Waiver. This Agreement may be amended, supplemented, or otherwise modified only by means of a written instrument signed by both parties. Any waiver of any rights or failure to act in a specific instance shall relate only to such instance and shall not be construed as an agreement to waive any rights or fail to act in any other instance, whether or not similar.
     7.7 Severability. In the event that any provision of this Agreement shall, for any reason, be held to be invalid or unenforceable in any respect, such invalidity or unenforceability shall not affect any other provision hereof, and the parties shall negotiate in good faith to modify the Agreement to preserve (to the extent possible) their original intent.
     7.8 Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements or understandings between the parties relating to the subject matter hereof.
     In Witness Whereof, the undersigned have duly executed and delivered this Agreement as a sealed instrument effective as of the date first above written.

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LICENSOR	LICENSEE

Dyax Corp.	Micromet AG

By: /s/ Pamela A. Hay	By: /s/ Erich Felber

Name: Pamela A. Hay	Name: Erich Felber

Title: SVP, Corporate Development	Title: CEO

By: /s/ Christian Itin

Name: Christian Itin

Title: VP Corporate Development

Address of Licensee:
Am Klopfrespitz 19
82152 Martinsried
Germany

Facsimile: 49-89-895277-22

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ATTACHMENT A
Patent Rights

Application/
Country	Patent No.	Filing Date	Patent No.	Issue Date
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]

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